CONSOLIDATED BALANCE SHEETS (Parenthetical) - JPY (¥) ¥ in Millions	Mar. 31, 2015	Mar. 31, 2014
Installment Loans, fair value	¥ 15,361	¥ 12,631
Investment in securities, measured at fair value	16,891	¥ 11,433
other assets, measured at fair value	¥ 36,038
Common stock, authorized	2,590,000,000	2,590,000,000
Common stock, shares issued	1,323,644,528	1,322,777,628
Treasury stock, shares	15,001,557	13,333,334
Officer's Compensation Board Incentive Plan
Number of shares held for incentive plans	2,153,800